OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2014

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers – B. Other Accounts Managed – Optimum Large Cap Growth Fund – Alger”:

Optimum Large Cap Growth Fund:
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Alger
Patrick Kelly
Registered Investment Companies	6	$7.0 billion	0	$0
Other Pooled Investment Vehicles	4	$693.7 million	1	$23.3 million
Other Accounts	57	$9.7 billion	1	$200.7 million
Ankur Crawford
Registered Investment Companies	7	$7.4 billion	0	0
Other Pooled Investment Vehicles	1	$625.4 million	0	0
Other Accounts	4	$5.4 billion	0	0

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 5, 2015.